UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2025 (June 24, 2025)

RENOVORX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40738	27-1448452
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2570 W. El Camino Real, Ste. 320 Mountain View, CA	94040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 284-4433

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RNXT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 24, 2025, RenovoRx, Inc., a Delaware corporation (the “Company”), held its 2025 annual meeting of stockholders (the “Annual Meeting”). The number of shares of common stock of the Company entitled to vote at the Annual Meeting (the “Voting Stock”) was 36,551,752 shares outstanding as of April 25, 2025 (the “Record Date”). No other shares of the Company’s capital stock were entitled to vote at the Annual Meeting. The number of shares of Voting Stock present or represented by valid proxy at the Annual Meeting was approximately 20,086,518 shares of Voting Stock, constituting a quorum. At the Annual Meeting, the Company’s stockholders voted on the following three proposals:

Proposal 1 – Director Election Proposal

At the Annual Meeting, the Company’s stockholders elected each of Shaun R. Bagai, Ramtin Agah, M.D., Kirsten Angela Macfarlane, Laurence J. Marton, M.D., Una S. Ryan, O.B.E., Ph.D., D.Sc., and Robert J. Spiegel, M.D., FACP as a director for a one-year term that expires at the Company’s 2026 annual meeting of stockholders or until a successor is duly elected and qualified, subject to his or her earlier death, removal or resignation. The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Vote
Shaun R. Bagai	13,033,638	98,620	6,954,260
Ramtin Agah, M.D., FACP	13,055,807	76,451	6,954,260
Kirsten Angela Macfarlane	13,044,334	87,925	6,954,259
Laurence J. Marton, M.D.	9,815,887	3,316,371	6,954,260
Una S. Ryan, O.B.E., Ph.D., D.Sc.	9,522,909	3,609,349	6,954,260
Robert J. Spiegel, M.D., FACP	9,857,399	3,274,859	6,954,260

Proposal 2 – Incentive Plan Amendment Proposal

The Company’s stockholders voted to approve two amendments to the Company’s Amended and Restated 2021 Omnibus Equity Incentive Plan (the “2021 Plan”), specifically (i) the addition of 913,794 shares of common stock of the Company, which is equal to 2.5% of total issued and outstanding shares of the Record Date, to the total number of shares of common stock reserved and available for issuance under the 2021 Plan and (ii) an increase in the 2021 Plan’s “evergreen” provision to increase the size of the 2021 Plan each year from three percent (3%) of shares outstanding on the final day of the immediately preceding calendar year to five percent (5%). The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,056,181	4,037,698	38,379	6,954,260

Proposal 3 – Auditor Ratification Proposal

The Company’s stockholders voted to ratify the appointment by the audit committee of the Board of directors of the Company of Frank, Rimerman + Co. LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,131,750	949,070	5,698	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENOVORX, INC.

Dated:	June 25, 2025	By:	/s/ Shaun R. Bagai
		Name:	Shaun R. Bagai
		Title:	Chief Executive Officer